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                                                                 Exhibit 10.1(b)

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                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT




                            DATED AS OF APRIL 1, 1998



                                 BY AND BETWEEN




                           UGLY DUCKLING CORPORATION,
                             A DELAWARE CORPORATION
                                   ("LENDER")



                                       AND



                     FIRST MERCHANTS ACCEPTANCE CORPORATION,
                             A DELAWARE CORPORATION
                                  ("BORROWER")


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                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT


        This SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the "Amendment to Agreement"), is entered into as of April 1, 1998, between UGLY DUCKLING CORPORATION, a Delaware corporation ("Lender"), with a place of business located at 2525 East Camelback Road, Suite 1150, Phoenix, Arizona 85016, and FIRST MERCHANTS ACCEPTANCE CORPORATION, a Delaware corporation, the debtor and debtor-in-possession in the Reorganization Case ("Borrower") with a principal place of business located at 570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015.

        WHEREAS, Lender agreed to make available to Borrower a revolving credit facility (the "Loan") upon the terms and conditions set forth in that certain Credit and Security Agreement dated as of July 17, 1997, by and between Lender and Borrower (the "Agreement");

        WHEREAS, the Agreement was amended by that certain First Amendment to Credit and Security Agreement, dated as of January 21, 1998.

        WHEREAS, the Lender and the Borrower have agreed as part of Borrower's Chapter 11 plan to modify the Agreement, as amended, as set forth below to, among other things, increase the loan amount and extend the maturity, which agreement is reflected herein.

        NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree to modify, amend and supplement the Agreement only as follows, all other provisions of the Agreement not effected hereby to remain in full force and effect:

                                    ARTICLE I

                                 THE COMMITMENT

        1.1 Increase In Commitment Amount. The definition of "Commitment Amount" set forth in Section 1.1 of the Agreement is hereby modified and replaced with the following definition:

        "Commitment Amount" means the maximum principal amount of Twenty-One Million Five Hundred Thousand Dollars ($21,500,000.00).

        1.2 Post-Confirmation Costs and Expenses. Borrower and Lender agree (1) that Borrower shall pay Lender the sum of $100,000.00 no later than April 13, 1998, such sum representing the agreed upon fees and expenses of Lender accruing prior to April 1, 1998 and (2) that the costs and expenses of the Lender, in its capacity as Lender hereunder, accruing after April 1, 1998 shall promptly be paid to Lender consistent with Section 9.4 of the Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

        In order to induce Lender to enter into this Amendment, Borrower represents and warrants that the Representations and Warranties made by Debtor in Article III of the Agreement are true, correct, and complete in all respects as of the date hereof.


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                                   ARTICLE III

                                  MISCELLANEOUS

        3.1 Amendments and Waivers. No amendment or waiver of any provision of this Amendment, the Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

        3.2 Notices.

               (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided, that, any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient, and (ii) shall be followed promptly by a hard copy original thereof by over-night courier to the address set forth below; or to such other address as shall be designated by such party in a written notice to the other party, and as directed to each other party, at such other address as shall be designated by Lender or Borrower in a written notice to Borrower and Lender.

               If to Borrower:      FIRST MERCHANTS ACCEPTANCE CORPORATION
                                    570 Lake Cook Road
                                    Suite 126
                                    Deerfield, Illinois 60015
                                    Attn: Howard Adamski
                                    Facsimile No.: (847) 945-2556

               With a copy to:      Sonnenschein Nath & Rosenthal
                                    8000 Sears Tower
                                    Chicago, Illinois 60606-6404
                                    Attn: Robert Richards, Esquire
                                    Facsimile No. (312) 876-7934

               If to Lender:        UGLY DUCKLING CORPORATION
                                    2525 East Camelback Road
                                    Suite 1150
                                    Phoenix, Arizona 85016
                                    Attn: Steven Johnson
                                    Facsimile No.: (602) 852-6696

               With a copy to:      Snell & Wilmer L.L.P.
                                    One Arizona Center
                                    Phoenix, Arizona 85004-0001
                                    Attn: Timothy W. Moser, Esquire
                                    Facsimile No.: (602) 382-6070

               (b) All such notices, requests and communications shall, when transmitted by overnight delivery or faxed, be effective when delivered for overnight (next day) delivery, transmitted by facsimile machine, respectively, or if delivered, upon delivery, except that notices pursuant to Article II shall not be effective until actually received by Lender.

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               (c) Borrower acknowledges and agrees that any agreement of Lender to receive certain notices by telephone and facsimile is solely for the convenience and at the request of Borrower. Lender shall be entitled to rely on the authority of any Person purporting to be a Person authorized by Borrower to give such notice and Lender shall not have any liability to Borrower or to other Person on account of any action taken or not taken by Lender in reliance upon such telephonic or facsimile notice. The obligation of Borrower to repay the Advances shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic or facsimile notice.

        3.3 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        3.4 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

        3.5 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

        3.6 No Third Parties Benefited. This Amendment is made and entered into for the sole protection and legal benefit of Borrower and Lender, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. Lender shall have no obligation to any Person not a party to this Amendment or other Loan Documents.

        3.7 Time. Time is of the essence as to each term or provision of this Amendment and each of the other Loan Documents.

        3.8 Governing Law and Jurisdiction.

        THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA (INCLUDING THE BANKRUPTCY CODE), IT BEING THE INTENT OF THE PARTIES THAT FEDERAL LAW SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO WITHOUT REGARD TO THE APPLICATION OF ANY PROVISION OF STATE LAW. TO THE EXTENT THAT FEDERAL LAW WOULD APPLY THE LAW OF ANY STATE AS THE FEDERAL RULE FOR THE PURPOSES OF THIS AGREEMENT, THE PARTIES AGREE THAT THE LAWS OF THE STATE OF ARIZONA SHALL BE USED TO SUPPLEMENT APPLICABLE FEDERAL LAW.

        THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE BANKRUPTCY COURT. BORROWER AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY

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RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT
TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.13.

        BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        3.9 Entire Agreement. The Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding among Borrower and Lender and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by Borrower (or any indemnification for) any Lender Costs incurred (or to be incurred) by or on behalf of Lender.

        3.10 Interpretation. This Amendment is the result of negotiations between and has been reviewed by counsel to Lender, Borrower and other parties, and is the product of all parties hereto. Accordingly, this Amendment, the Agreement and the other Loan Documents shall not be construed against Lender merely because of Lender's involvement in the preparation of such documents and agreements.


        IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be executed as of the date first written above.

                              FIRST MERCHANTS ACCEPTANCE CORPORATION, a
                              Delaware corporation


                              By:            /s/ Howard J. Adamski
                                 ----------------------------------------------
                                 Name:  Howard J. Adamski
                                 Title: Vice President & Treasurer



                              UGLY DUCKLING CORPORATION, a Delaware corporation


                              By:            /s/ Steven P. Johnson
                                 ----------------------------------------------
                                 Name:  Steven P. Johnson
                                 Title: Senior Vice President & Secretary




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